Exhibit 33.6

                        New Century Mortgage Corporation
      Certification Regarding Compliance with Applicable Servicing Criteria

1. New Century Mortgage Corporation, (the "Servicer") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as of and for the 12-month period ending December 31, 2006 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include asset-backed securities transactions for which the Servicer acted as servicer involving residential mortgage loans as set forth in Appendix B (the "Platform");

2. Except as set forth in paragraph 3 below, the Servicer used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to the Servicer based on the activities it performs, directly or through its Vendors, with respect to the Platform;

4. Due to the instances of material noncompliance, as described on Appendix C hereto, the Servicer did not comply with the servicing set forth in Item 1122(d) of Regulation AB as of and for the 12-month period ending December 31, 2006, for loans serviced by the Servicer that were included in publicly issued mortgage-backed security transactions issued on or after January 1, 2006.

5. KPMG LLP, the Servicer's independent registered public accounting firm, has not completed its examination of the Servicer's compliance with the applicable servicing criteria set forth in Appendix A hereto as of and for the year ended December 31, 2006. KPMG LLP's report dated April 4, 2007 on the Servicer's compliance with such servicing criteria disclaims an opinion.

      April 4, 2007                   New Century Mortgage Corporation

                                        By: /s/ Kevin Cloyd
                                            Name:  Kevin Cloyd
                                            Title: Executive Vice President

                                                             APPENDIX A

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                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                          SERVICING
                              SERVICING CRITERIA                      SERVICING CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Performed by      NOT performed
                                                                 Performed        Performed by     Subservicer(s)    by New Century
                                                                  Directly       Vendor(s) for    or Vendor(s) for        or by
                                                                     by            which New          which New      subservicer(s)
                                                                New Century      Century is the    Century is Not     or vendor(s)
                                                                                  Responsible      the Responsible     retained by
     Reference                      Criteria                                         Party              Party          New Century
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                        General Servicing Considerations
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
1122(d)(1)(i)        Policies and procedures are instituted          X
                     to monitor any performance or other
                     triggers and events of default in
                     accordance with the transaction
                     agreements.
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1122(d)(1)(ii)       If any material servicing activities            X
                     are outsourced to third parties,
                     policies and procedures are instituted
                     to monitor the third party's
                     performance and compliance with such
                     servicing activities.
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1122(d)(1)(iii)      Any requirements in the transaction                                                                    X
                     agreements to maintain a back-up
                     servicer for the mortgage loans are
                     maintained.
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1122(d)(1)(iv)       A fidelity bond and errors and                  X
                     omissions policy is in effect on the
                     party participating in the servicing
                     function throughout the reporting
                     period in the amount of coverage
                     required by and otherwise in
                     accordance with the terms of the
                     transaction agreements.
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                       Cash Collection and Administration
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1122(d)(2)(i)        Payments on mortgage loans are                  X(1)                                 X(1)
                     deposited into the appropriate
                     custodial bank accounts and related
                     bank clearing accounts no more than
                     two business days following receipt,
                     or such other number of days specified
                     in the transaction agreements.
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1122(d)(2)(ii)       Disbursements made via wire transfer            X
                     on behalf of an obligor or to an
                     investor are made only by authorized
                     personnel.
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1122(d)(2)(iii)      Advances of funds or guarantees                 X
                     regarding collections, cash flows or
                     distributions, and any interest or
                     other fees charged for such advances,
                     are made, reviewed and approved as
                     specified in the transaction
                     agreements.
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1122(d)(2)(iv)       The related accounts for the                    X
                     transaction, such as cash reserve
                     accounts or accounts established as a
                     form of overcollateralization, are
                     separately maintained (e.g., with
                     respect to commingling of cash) as set
                     forth in the transaction agreements.
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1122(d)(2)(v)        Each custodial account is maintained            X
                     at a federally insured depository
                     institution as set forth in the
                     transaction agreements. For purposes
                     of this criterion, "federally insured
                     depository institution" with respect
                     to a foreign financial institution
                     means a foreign financial institution
                     that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange
                     Act.
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

---------------------------
(1) 1122(d)(2)(i) is performed directly by New Century only as it relates to the recording and application of borrower payments. The initial processing of cash receipts at the lockbox was performed by a vendor that did not provide an Item 1122 attestation report.

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                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                          SERVICING
                              SERVICING CRITERIA                      SERVICING CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Performed by      NOT performed
                                                                 Performed        Performed by     Subservicer(s)    by New Century
                                                                  Directly       Vendor(s) for    or Vendor(s) for        or by
                                                                     by            which New          which New      subservicer(s)
                                                                New Century      Century is the    Century is Not     or vendor(s)
                                                                                  Responsible      the Responsible     retained by
     Reference                      Criteria                                         Party              Party          New Century
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as           X
                     to prevent unauthorized access.
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1122(d)(2)(vii)      Reconciliations are prepared on a               X
                     monthly basis for all asset-backed
                     securities related bank accounts,
                     including custodial accounts and
                     related bank clearing accounts. These
                     reconciliations are (A) mathematically
                     accurate; (B) prepared within 30
                     calendar days after the bank statement
                     cutoff date, or such other number of
                     days specified in the transaction
                     agreements; (C) reviewed and approved
                     by someone other than the person who
                     prepared the reconciliation; and (D)
                     contain explanations for reconciling
                     items. These reconciling items are
                     resolved within 90 calendar days of
                     their original identification, or such
                     other number of days specified in the
                     transaction agreements.
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                       Investor Remittances and Reporting
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1122(d)(3)(i)        Reports to investors, including those                                                                  X(2)
                     to be filed with the Commission, are
                     maintained in accordance with the
                     transaction agreements and applicable
                     Commission requirements. Specifically,
                     such reports (A) are prepared in
                     accordance with timeframes and other
                     terms set forth in the transaction
                     agreements; (B) provide information
                     calculated in accordance with the
                     terms specified in the transaction
                     agreements; (C) are filed with the
                     Commission as required by its rules
                     and regulations; and (D) agree with
                     investors' or the trustee's records as
                     to the total unpaid principal balance
                     and number of mortgage loans serviced
                     by the Servicer.
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1122(d)(3)(ii)       Amounts due to investors are allocated                                                                 X
                     and remitted in accordance with
                     timeframes, distribution priority and
                     other terms set forth in the
                     transaction agreements.
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                     Disbursements made to an investor are
                     posted within two business days to the
                     Servicer's investor records, or such                                                                   X
                     other number of days specified in the
1122(d)(3)(iii)      transaction agreements.
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                     Amounts remitted to investors per the
                     investor reports agree with cancelled
                     checks, or other form of payment, or                                                                   X
1122(d)(3)(iv)       custodial bank statements.
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                            Pool Asset Administration
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1122(d)(4)(i)        Collateral or security on mortgage                                                                     X
                     loans is maintained as required by the
                     transaction agreements or related
                     mortgage loan documents.
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                     Mortgage loan and related documents
                     are safeguarded as required by the                                                                     X
1122(d)(4)(ii)       transaction agreements
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1122(d)(4)(iii)      Any additions, removals or                      X
                     substitutions to the asset pool are
                     made, reviewed and approved in
                     accordance with any conditions or
                     requirements in the transaction
                     agreements.
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

---------------------------
(2) 1122(d)(3)(1)(C) is not performed directly by New Century and the servicer obtained an assertion of management and an accompanying Item 1122 attestation report from the party performing such activities.

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                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                          SERVICING
                              SERVICING CRITERIA                      SERVICING CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Performed by      NOT performed
                                                                 Performed        Performed by     Subservicer(s)    by New Century
                                                                  Directly       Vendor(s) for    or Vendor(s) for        or by
                                                                     by            which New          which New      subservicer(s)
                                                                New Century      Century is the    Century is Not     or vendor(s)
                                                                                  Responsible      the Responsible     retained by
     Reference                      Criteria                                         Party              Party          New Century
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on mortgage loans, including           X(3)                                 X(3)
                     any payoffs, made in accordance with
                     the related mortgage loan documents
                     are posted to the Servicer's obligor
                     records maintained no more than two
                     business days after receipt, or such
                     other number of days specified in the
                     transaction agreements, and allocated
                     to principal, interest or other items
                     (e.g., escrow) in accordance with the
                     related mortgage loan documents.
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1122(d)(4)(v)        The Servicer's records regarding the            X
                     mortgage loans agree with the
                     Servicer's records with respect to an
                     obligor's unpaid principal balance.
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1122(d)(4)(vi)       Changes with respect to the terms or            X
                     status of an obligor's mortgage loans
                     (e.g., loan modifications or
                     re-agings) are made, reviewed and
                     approved by authorized personnel in
                     accordance with the transaction
                     agreements and related pool asset
                     documents.
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1122(d)(4)(vii)      Loss mitigation or recovery actions             X
                     (e.g., forbearance plans,
                     modifications and deeds in lieu of
                     foreclosure, foreclosures and
                     repossessions, as applicable) are
                     initiated, conducted and concluded in
                     accordance with the timeframes or
                     other requirements established by the
                     transaction agreements.
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1122(d)(4)(viii)     Records documenting collection efforts          X
                     are maintained during the period a
                     mortgage loan is delinquent in
                     accordance with the transaction
                     agreements. Such records are
                     maintained on at least a monthly
                     basis, or such other period specified
                     in the transaction agreements, and
                     describe the entity's activities in
                     monitoring delinquent mortgage loans
                     including, for example, phone calls,
                     letters and payment rescheduling plans
                     in cases where delinquency is deemed
                     temporary (e.g., illness or
                     unemployment).
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1122(d)(4)(ix)       Adjustments to interest rates or rates          X
                     of return for mortgage loans with
                     variable rates are computed based on
                     the related mortgage loan documents.
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1122(d)(4)(x)        Regarding any funds held in trust for           X
                     an obligor (such as escrow accounts):
                     (A) such funds are analyzed, in
                     accordance with the obligor's mortgage
                     loan documents, on at least an annual
                     basis, or such other period specified
                     in the transaction agreements; (B)
                     interest on such funds is paid, or
                     credited, to obligors in accordance
                     with applicable mortgage loan
                     documents and state laws; and (C) such
                     funds are returned to the obligor
                     within 30 calendar days of full
                     repayment of the related mortgage
                     loans, or such other number of days
                     specified in the transaction
                     agreements.
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1122(d)(4)(xi)       Payments made on behalf of an obligor                                                X
                     (such as tax or insurance payments)
                     are made on or before the related
                     penalty or expiration dates, as
                     indicated on the appropriate bills or
                     notices for such payments, provided
                     that such support has been received by
                     the Servicer at least 30 calendar days
                     prior to these dates, or such other
                     number of days specified in the
                     transaction agreements.
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1122(d)(4)(xii)      Any late payment penalties in                                                        X
                     connection with any payment to be made
                     on behalf of an obligor are paid from
                     the Servicer's funds and not charged
                     to the obligor, unless the late
                     payment was due to the obligor's error
                     or omission.
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

-------------------------------
(3) 1122(d)(4)(iv) is performed directly by New Century only as it relates to the recording and application of borrower payments. The initial processing of cash receipts at the lockbox was performed by a vendor that did not provide an
Item 1122 attestation report.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             INAPPLICABLE
                                                                          APPLICABLE                          SERVICING
                              SERVICING CRITERIA                      SERVICING CRITERIA                       CRITERIA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Performed by      NOT performed
                                                                 Performed        Performed by     Subservicer(s)    by New Century
                                                                  Directly       Vendor(s) for    or Vendor(s) for        or by
                                                                     by            which New          which New      subservicer(s)
                                                                New Century      Century is the    Century is Not     or vendor(s)
                                                                                  Responsible      the Responsible     retained by
     Reference                      Criteria                                         Party              Party          New Century
------------------------------------------------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an
                     obligor are posted within two business
                     days to the obligor's records
                     maintained by the Servicer, or such             X(4)                                 X(4)
                     other number of days specified in the
1122(d)(4)(xiii)     transaction agreements.
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1122(d)(4)(xiv)      Delinquencies, charge-offs and                  X
                     uncollectible accounts are recognized
                     and recorded in accordance with the
                     transaction agreements.
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                     Any external enhancement or other
                     support, identified in Item 1114(a)(1)
                     through (3) or Item 1115 of Regulation                                                                 X
                     AB, is maintained as set forth in the
1122(d)(4)(xv)       transaction agreements.
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






--------------------------
(4) 1122(d)(4)(xiii) is performed directly by New Century only as it relates to processing of insurance payments. Tax payments are processed by a vendor for which the Company has obtained an Item 1122 attestation report from the vendor performing such activities.

                                   APPENDIX B

                       TRANSACTIONS IDENTIFIED ON PLATFORM



Transaction Name                            Closing Date
----------------                            ------------

CMLT 2006-NC1                               February 8, 2006

NCHET 2006-S1                               February 27, 2006

NCHET 2006-1                                March 30, 2006

CMLT 2006-NC2                               June 21, 2006

NCHET 2006-Alt 1                            June 22, 2006

NCHET 2006-2                                June 29, 2006

CMLT 2006-NC3                               August 10, 2006

CMLT 2006-NC4                               September 28, 2006

CMLT 2006-NC5                               December 19, 2006

                                   APPENDIX C

1. New Century (the "Servicer") has identified the following material noncompliance with servicing criteria 1122(d)(1)(ii), 1122(d)(1)(iv), 1122(d)(2)(vii)(B), 1122(d)(4)(vi) and 1122(d)(4)(vii) applicable to the Platform during the year ended December 31, 2006 as follows:

Servicing criteria 1122(d)(1)(ii)
---------------------------------

The Servicer did not have adequate policies and procedures in place to monitor the material servicing activities outsourced to the third party performing the initial processing of cash receipts at the lockbox.

Servicing criteria 1122(d)(1)(iv)
---------------------------------

The Servicer did not maintain adequate fidelity bond coverage.

Servicing criteria 1122(d)(2)(vii)(B)
-------------------------------------

The Servicer did not complete bank account reconciliations within the time required.

Servicing criteria 1122(d)(4)(vi)
---------------------------------

The Servicer did not review and approve changes to the terms or status of an obligor's pool asset as required by the respective transaction agreements and related pool asset documents.

Servicing criteria 1122(d)(4)(vii)
----------------------------------

The Servicer did not:

      o Initiate, conduct and conclude loss mitigation or recovery actions within time frames or other requirements of the respective transaction agreements;

      o Execute forbearance plans as required by the respective transaction agreements;

      o Execute pre-foreclosure sales or short payoffs resulting from the acceptance of funds in an amount that is less than the total borrower indebtedness as required by the respective transaction agreements; and

      o Execute foreclosures as required by the respective transaction agreements.